Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 - 6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$60,638	$60,674	$181,502	$182,887
Institutional capital management and other fees	701	763	2,048	2,237

Total Revenues	61,339	61,437	183,550	185,124

OPERATING EXPENSES:
Rental expenses	9,347	7,523	25,230	23,061
Real estate taxes	9,193	8,237	26,621	24,871
Real estate related depreciation and amortization	27,805	26,080	81,669	81,699
General and administrative	9,081	4,879	21,003	15,844

Total Operating Expenses	55,426	46,719	154,523	145,475

Operating Income	5,913	14,718	29,027	39,649
OTHER INCOME AND (EXPENSE):
Equity in income (loss) of unconsolidated joint ventures, net	(400)	457	2,165	1,183
Loss on business combinations	(10,156)	—	(10,156)	—
Interest expense	(13,518)	(12,966)	(40,185)	(38,471)
Interest income and other	353	259	1,254	1,260
Income taxes	(471)	(2)	(2,024)	(891)

Income (Loss) From Continuing Operations	(18,279)	2,466	(19,919)	2,730
Discontinued operations:
Operating income and other expenses	1,119	445	1,723	3,031
Gain on dispositions of real estate interests, net of impairments	80	4,449	811	20,341

Income from discontinued operations	1,199	4,894	2,534	23,372

Income (Loss) Before Gain on Dispositions of Real Estate Interests	(17,080)	7,360	(17,385)	26,102
Gain on dispositions of real estate interests	24	118	61	525

Consolidated Net Income (Loss)	(17,056)	7,478	(17,324)	26,627
Net (income) loss attributable to noncontrolling interests	2,473	(1,238)	2,574	(4,507)

Net Income (Loss) Attributable to DCT Common Stockholders	$(14,583)	$6,240	$(14,750)	$22,120

EARNINGS PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$(0.08)	$0.01	$(0.09)	$0.01
Income from discontinued operations	0.01	0.03	0.01	0.12
Gain on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.07)	$0.04	$(0.08)	$0.13

EARNINGS PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$(0.08)	$0.01	$(0.09)	$0.01
Income from discontinued operations	0.01	0.03	0.01	0.12
Gain on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.07)	$0.04	$(0.08)	$0.13

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	204,433	172,685	188,051	170,840

Diluted	204,433	172,696	188,051	170,840

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	September 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Operating properties	$2,690,676	$2,702,162
Properties under redevelopment	49,959	54,299
Properties under development	137,509	120,326
Pre-development and land held for development	22,787	21,074

Total Investment in Properties	2,900,931	2,897,861
Less accumulated depreciation and amortization	(426,437)	(417,404)

Net Investment in Properties	2,474,494	2,480,457
Investment in and advances to unconsolidated joint ventures	109,494	125,452

Net Investment in Real Estate	2,583,988	2,605,909
Cash and cash equivalents	8,802	19,681
Notes receivable	18,050	30,387
Deferred loan costs, net	4,483	5,098
Straight-line rent and other receivables	29,516	31,747
Other assets, net	13,292	11,021
Assets held for sale	24,157	—

Total Assets	$2,682,288	$2,703,843

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$37,370	$35,193
Distributions payable	16,527	16,630
Tenant prepaids and security deposits	15,020	17,601
Other liabilities	10,323	26,472
Intangible lease liabilities, net	6,489	6,813
Line of credit	—	—
Senior unsecured notes	625,000	625,000
Mortgage notes	513,722	574,634
Liabilities related to assets held for sale	947	—

Total Liabilities	1,225,398	1,302,343
Total Stockholders’ Equity	1,212,995	1,124,171
Noncontrolling interests	243,895	277,329

Total Liabilities and Equity	$2,682,288	$2,703,843

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to DCT Common Stockholders	$(14,583)	$6,240	$(14,750)	$22,120
Adjustments:
Real estate related depreciation and amortization	28,035	26,665	82,478	85,074
Equity in (income) of unconsolidated joint ventures, net	400	(457)	(2,165)	(1,183)
Equity in FFO of unconsolidated joint ventures	1,730	1,549	9,459	4,533
(Gain) on dispositions of real estate interests	(734)	(4,567)	(1,502)	(20,866)
Gain on dispositions of nondepreciated real estate	713	63	826	271
Loss on business combinations	10,156	—	10,156	—
Noncontrolling interest in the operating partnership’s share of the above adjustments	(5,384)	(3,919)	(14,283)	(11,870)
FFO attributable to unitholders	2,933	5,179	11,756	16,484

FFO attributable to common stockholders and unitholders, basic and diluted	$23,266	$30,753	$81,975	$94,563

FFO per common share and unit, basic and diluted	$0.10	$0.15	$0.37	$0.45

Adjustments for impairment and severance costs:
Impairment losses (recoveries) on real estate assets held for sale	$630	$(52)	$630	$1,180
Severance costs	2,669	—	2,669	—

FFO, excluding impairment losses and severance costs, attributable to common stockholders and unitholders, basic and diluted	$26,565	$30,701	$85,274	$95,743

FFO, as adjusted, per common share and unit, basic and diluted	$0.11	$0.15	$0.39	$0.45

FFO weighted average shares and units outstanding:
Common shares for earnings per share, basic and diluted	204,433	172,685	188,051	170,840
Participating securities	1,648	1,197	1,599	1,118
Units	30,880	34,930	31,484	36,670

FFO weighted average common shares and units outstanding - basic	236,961	208,812	221,134	208,628
Dilutive common stock equivalents	356	11	127	—

FFO weighted average common shares and units outstanding - diluted	237,317	208,823	221,261	208,628

Dividends declared per common share	$0.07	$0.16	$0.23	$0.48

Dividend payout ratio	64%	107%	59%	107%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$60,638	$60,674	$181,502	$182,887
Rental expenses and real estate taxes	(18,540)	(15,760)	(51,851)	(47,932)

Net Operating Income (2)	$42,098	$44,914	$129,651	$134,955

Square feet as of the period end	52,836	50,802	52,836	50,802
Average occupancy	87.8%	91.6%	89.6%	92.4%
Occupancy as of period end	88.3%	91.7%	88.3%	91.7%
Same Store Operating Data: (1)
Rental revenues	$57,883	$59,555	$173,580	$178,100
Rental expenses and real estate taxes	(17,705)	(15,381)	(49,044)	(45,506)

Same Store Net Operating Income	40,178	44,174	124,536	132,594
Less revenue from lease terminations	(408)	(282)	(1,851)	(597)

Net Operating Income excluding revenue from lease terminations	39,770	43,892	122,685	131,997

Less straight-line rents, net of related bad debt expense	(73)	(456)	(231)	(2,387)
Add back amortization of above/(below) market rents	263	195	1,001	927

Cash Net Operating Income (excluding revenue from lease terminations)	$39,960	$43,631	$123,455	$130,537

Net Operating Income growth (excluding revenue from lease terminations)	(9.4)%	—	(7.1)%	—
Cash Net Operating Income growth (excluding revenue from lease terminations)	(8.4)%	—	(5.4)%	—
Square feet in same store population	50,460	50,460	49,910	49,910
Average occupancy	87.3%	92.1%	89.1%	92.5%
Occupancy as of period end	87.8%	91.6%	88.0%	91.9%

Supplemental consolidated cash flow and other information:
Straight-line rents - increase (decrease) to revenue, net of related bad debt expense (3)	$532	$755	$1,127	$2,846
Straight-line rent receivable (balance sheet) (3)	$21,246	$19,176	$21,246	$19,176
Net amortization of above/below market rents - increase (decrease) to revenue (3)	$(262)	$(175)	$(997)	$(497)
Capitalized interest	$1,430	$1,991	$4,603	$5,910
Stock-based compensation amortization	$3,227	$863	$5,369	$2,458
Revenue from lease terminations (3)	$408	$282	$1,854	$597
Bad debt expense, excluding bad debt expense related to straight-line rents (3)	$929	$61	$2,175	$870

Consolidated Capital Expenditures (3):
Development and expansions	$2,566	$21,235	$11,210	$52,728
Building and land improvements	1,345	4,893	3,951	6,537
Tenant improvements and leasing costs (including make-ready)	6,131	6,394	15,155	17,014

Total capital expenditures	$10,042	$32,522	$30,316	$76,279

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2009

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	51	100.0%	6,617	12.5%	80.8%	$18,659	10.0%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	91.1%	6,845	3.7%
Central Pennsylvania	8	100.0%	1,453	2.8%	78.4%	4,405	2.4%
Charlotte	10	100.0%	1,006	1.9%	83.9%	3,171	1.7%
Chicago	15	100.0%	2,867	5.4%	82.3%	9,567	5.1%
Cincinnati	34	100.0%	3,729	7.1%	82.9%	11,268	6.1%
Columbus	14	100.0%	4,301	8.1%	90.5%	12,678	6.8%
Dallas	46	100.0%	4,288	8.1%	88.2%	14,349	7.7%
Denver	1	100.0%	160	0.3%	100.0%	878	0.5%
Houston	40	100.0%	2,911	5.5%	91.2%	14,131	7.6%
Indianapolis	7	100.0%	2,299	4.4%	98.7%	6,050	3.2%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009	0.5%
Louisville	4	100.0%	1,330	2.5%	100.0%	4,426	2.4%
Memphis	10	100.0%	4,333	8.2%	99.6%	11,997	6.5%
Mexico	11	100.0%	1,163	2.2%	86.7%	4,868	2.6%
Miami	6	100.0%	727	1.4%	69.3%	4,903	2.6%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,151	0.6%
Nashville	5	100.0%	2,826	5.3%	88.5%	6,958	3.7%
New Jersey	9	100.0%	1,051	2.0%	69.9%	4,269	2.3%
Northern California	25	100.0%	2,582	4.9%	91.0%	14,167	7.6%
Orlando	12	100.0%	1,064	2.0%	90.3%	4,354	2.3%
Phoenix	14	100.0%	1,632	3.1%	80.5%	5,748	3.1%
San Antonio	15	100.0%	1,349	2.6%	89.5%	4,193	2.3%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,727	3.1%
Southern California	14	100.0%	2,006	3.8%	94.1%	10,440	5.6%

Total/Weighted Average - Operating Properties	374	100.0%	52,836	100.0%	88.3%	186,211	100.0%

Consolidated Property Held For Sale:
Indianapolis	1	100.0%	805	100.0%	100.0%	2,438	100.0%

Consolidated Redevelopment Properties:
Atlanta	1	100.0%	93	10.6%	0.0%	N/A	N/A
Chicago	2	100.0%	508	58.1%	0.0%	N/A	N/A
Mexico	1	100.0%	135	15.5%	32.2%	N/A	N/A
New Jersey	1	100.0%	138	15.8%	47.0%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	5	100.0%	874	100.0%	12.4%	502	N/A

Consolidated Development Properties:
Baltimore/Washington D.C.	4	95.0%	288	9.1%	57.5%	N/A	N/A
Cincinnati	2	100.0%	840	26.6%	0.0%	N/A	N/A
Memphis	1	100.0%	885	28.1%	46.7%	N/A	N/A
Mexico	3	100.0%	354	11.2%	0.0%	N/A	N/A
Orlando	4	96.9%	329	10.4%	0.0%	N/A	N/A
Southern California	1	100.0%	460	14.6%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	15	99.2%	3,156	100.0%	18.3%	2,510	N/A

Total/Weighted Average - Consolidated Properties	395	100.0%	57,671	N/A	83.5%	$191,661	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2009 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	100.0%	100.0%	1,660	100.0%

Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,964	4.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,827	10.0%
Charlotte	1	4.4%	472	3.3%	100.0%	1,510	3.1%
Chicago	4	18.1%	1,525	10.8%	95.9%	5,701	11.8%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,108	12.6%
Columbus	2	6.3%	451	3.2%	100.0%	1,560	3.2%
Dallas	4	16.8%	1,726	12.3%	100.0%	5,890	12.2%
Denver	5	20.0%	773	5.5%	97.7%	3,508	7.2%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,808	3.7%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	96.9%	2,814	5.8%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.6%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,289	4.7%
Nashville	2	20.0%	1,020	7.2%	100.0%	2,434	5.0%
New Jersey	2	10.7%	216	1.5%	86.7%	835	1.7%
Northern California	1	4.4%	396	2.8%	100.0%	1,711	3.5%
Orlando	2	20.0%	696	4.9%	82.7%	2,573	5.3%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	96.0%	48,501	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	8	50.0%	3,452	N/A	9.4%	324	N/A

Total/Weighted Average - Unconsolidated Properties	55	21.9%	18,016	N/A	79.5%	50,485	N/A

Operating Properties Asset Managed Only:
Atlanta	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average -
Consolidated/Unconsolidated Operating Properties	421	N/A	67,400	88.5%	90.0%	236,372	N/A
Total/Weighted Average -
Consolidated Property Held For Sale	1	N/A	805	1.1%	100.0%	2,438	N/A
Total/Weighted Average -
Consolidated Redevelopment Properties	5	N/A	874	1.1%	12.4%	502	N/A
Total/Weighted Average -
Consolidated/Unconsolidated Development Properties	23	N/A	6,608	8.7%	13.7%	2,834	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	451	N/A	76,178	100.0%	82.7%	$242,146	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases or decreases.
(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY AS OF SEPTEMBER 30, 2009

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	28	5,671	82.0%	12	585	72.9%	11	361	75.8%	51	6,617	80.8%
Baltimore/Washington D.C.	12	1,446	91.1%	—	—	—	—	—	—	12	1,446	91.1%
Central Pennsylvania	8	1,453	78.4%	—	—	—	—	—	—	8	1,453	78.4%
Charlotte	5	715	79.0%	5	291	96.0%	—	—	—	10	1,006	83.9%
Chicago	12	2,372	79.5%	3	495	95.3%	—	—	—	15	2,867	82.3%
Cincinnati	14	2,907	81.8%	19	756	88.0%	1	66	69.8%	34	3,729	82.9%
Columbus	12	4,227	90.5%	2	74	90.2%	—	—	—	14	4,301	90.5%
Dallas	23	3,268	91.0%	7	359	77.8%	16	661	80.1%	46	4,288	88.2%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	95.1%	14	706	87.6%	12	327	76.3%	40	2,911	91.2%
Indianapolis	7	2,299	98.7%	—	—	—	—	—	—	7	2,299	98.7%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	99.6%	—	—	—	—	—	—	10	4,333	99.6%
Mexico	6	693	90.0%	5	470	81.9%	—	—	—	11	1,163	86.7%
Miami	3	521	61.0%	2	157	100.0%	1	49	60.0%	6	727	69.3%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,826	88.5%	—	—	—	—	—	—	5	2,826	88.5%
New Jersey	7	937	66.2%	2	114	100.0%	—	—	—	9	1,051	69.9%
Northern California	8	1,714	90.1%	17	868	92.9%	—	—	—	25	2,582	91.0%
Orlando	2	367	94.4%	10	697	88.1%	—	—	—	12	1,064	90.3%
Phoenix	8	1,492	78.7%	6	140	100.0%	—	—	—	14	1,632	80.5%
San Antonio	11	1,096	90.3%	4	253	86.1%	—	—	—	15	1,349	89.5%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	10	1,743	93.5%	3	242	100.0%	1	21	74.3%	14	2,006	94.1%

Total/Weighted Average - Operating Properties	220	45,067	88.7%	112	6,284	88.5%	42	1,485	77.0%	374	52,836	88.3%
Consolidated Property Held For Sale	1	805	100.0%	—	—	0.0%	—	—	0.0%	1	805	100.0%
Consolidated Redevelopment Properties	2	578	11.2%	3	296	14.6%	—	—	—	5	874	12.4%
Consolidated Development Properties	13	3,030	19.1%	2	126	0.0%	—	—	—	15	3,156	18.3%

Total/Weighted Average - Consolidated Properties	236	49,480	83.7%	117	6,706	83.6%	42	1,485	77.0%	395	57,671	83.5%
Unconsolidated Properties:
Operating Properties in Funds	45	14,101	96.0%	—	—	—	—	—	—	45	14,101	96.0%
Operating Properties	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	6	3,228	7.2%	2	224	41.6%	—	—	—	8	3,452	9.4%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	290	67,763	82.8%	119	6,930	82.2%	42	1,485	77.0%	451	76,178	82.7%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties (in thousands)			$200,411			$32,778			$8,957			$242,146

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q3 2009
Bulk Distribution	26	2,267	-3.9%	9.1%	49.6	$3,833	$1.69
Light Industrial	26	540	-13.8%	-6.7%	46.1	972	1.80
Service Center	9	90	-0.7%	-0.8%	30.3	218	2.44

Total/Weighted Average	61	2,897	-5.9%	5.7%	48.3	$5,023	$1.73

Weighted Average Retention	88.2%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2009
Bulk Distribution	68	5,514	-6.1%	1.3%	43.9	$7,326	$1.33
Light Industrial	51	1,011	-9.1%	-2.7%	40.6	1,363	1.35
Service Center	32	231	-4.4%	1.5%	29.9	554	2.40

Total/Weighted Average	151	6,756	-6.5%	0.7%	42.9	$9,243	$1.37

Weighted Average Retention	69.5%

Lease Expirations For Consolidated Operating Properties as of September 30, 2009 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2009 (4)	3,750	$15,632	7.6%
2010	9,934	40,957	20.1%
2011	7,907	34,108	16.7%
2012	6,553	29,370	14.4%
2013	5,735	26,475	13.0%
Thereafter	12,786	57,489	28.2%

Total leased	46,665	$204,031	100.0%

Available	6,171

Total consolidated operating properties	52,836

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009

	Property	Description	Market
ACQUISITIONS

Consolidated Acquisitions
Development Properties Acquired Under Forward Commitment
Q3 2009	DCT Monterrey 6 LLC	127,051 sq. ft.	Monterrey
Q3 2009	DCT Monterrey 7 LLC	117,328 sq. ft.	Monterrey
Q3 2009	DCT Monterrey 8 LLC	109,960 sq. ft.	Monterrey
Expansion
Q3 2009	Crisa Expansion	36,021 sq. ft.	Monterrey

Total YTD Purchase Price Including Acquisition Costs - $14.9 million

Properties Consolidated Through Acquisitions of Joint Venture Partner Interests
Q3 2009	Logistics Way	570,000 sq. ft.	Nashville
Q3 2009	Sycamore Canyon A	459,463 sq. ft.	Southern California
Q3 2009	Sycamore Canyon B	413,062 sq. ft.	Southern California
Q3 2009	Whitestown	28.0 Acres	Indianapolis

DISPOSITIONS
Consolidated Dispositions
Q1 2009	Land parcel	1.8 Acres	Baltimore/Washington D.C.
Q2 2009	7880 Foundation Drive	10,062 sq. ft.	Cincinnati
Q2 2009	13737 N Stemmons Freeway	113,344 sq. ft.	Dallas
Q3 2009	None

Total YTD Sales Price - $5.1 million

Unconsolidated Dispositions

Q1 2009	SCLA Joint Venture	53.4 Acres	Southern California

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF SEPTEMBER 30, 2009

			Historical Cost				Total Projected Investment
	Square Feet	Acres	Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total
	(in thousands)		(in thousands)				(in thousands)
Total Under Development	6,608	N/A	$137.5	$133.5	(1)	$271.0	$161.2	$153.2	$314.4

Pre-Development (2)	840	N/A	$3.7

Redevelopment (4)	874	N/A	$50.0

Land
Owned (3) (5)	5,969	352	$19.1
DCT/IDI Buford LLC (Atlanta)	603	47	—
Under Control (3) (6) .	—	3,995	—

Total	6,572	4,394	$19.1

Grand Total	14,894	4,394	210.3

(1)

Weighted average equity of the historical cost for unconsolidated shell complete buildings is approximately 72%. The total equity investment of all unconsolidated development ventures at September 30, 2009 is $53.8 million.

(2)	Consists of DCT Port Union Phase II (Cincinnati).
(3)	Summary of SCLA:

	Square Feet	Acres	Total Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Development	1,520	75	$66.7
Operating	408	20
Land Held (Square Feet based on 40% coverage)	3,595	207

Total	5,523	302

Additional Phases (Under Control)		3,995

Total SCLA		4,297

(4)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
73440 McGinnis Ferry Road	Atlanta	93
3575 Stern Avenue .	Chicago	69
250 S. Gary Avenue	Chicago	439
Queretaro 1	Mexico	135
2301 Cottontail Lane	New Jersey	138

Total		874

Total Projected Investment in these assets is expected to be between $50 million and $51 million

(5)

Includes land held at Stonefield (Reno) and Whitestown (Indianapolis), as well as future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land and Stonefield (Reno) land are unconsolidated.

(6)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSTRUCTION SUMMARY AS OF SEPTEMBER 30, 2009

Project	Market	Square Feet	Projected Investment	Percentage Leased (1)	Consolidated/ Unconsolidated (C/U)
Stabilized 2009 Projects
South Creek IV	Atlanta	557	—	100%	C
Sycamore Canyon Building B	Southern California	413	—	100%	C
Logistics Way	Nashville	570	—	100%	C

		1,540

Development Projects

Shell Complete
Dulles Industrial Phase I (4 buildings)	Baltimore/Washington	288	31.2	58%	C
DCT Port Union (2 buildings)	Cincinnati	840	34.6	0%	C
Deltapoint	Memphis	885	30.1	47%	C
Nexxus (3 buildings)	Mexico	354	15.2	0%	C
ADC North I (2 buildings)	Orlando	203	16.5	0%	C
Airport Dist Center (2 buildings)	Orlando	126	9.7	0%	C
Sycamore Canyon A	Southern California	459	23.9	0%	C

Total/Weighted Average		3,155	$161.2	18%

SCLA
Shell Complete (Buildings 1, 15A, 15B & 13A)	Southern California	1,520		23%	U

Total SCLA		1,520	$66.7	23%

IDI/DCT, LLC
Shell Complete (4 Buildings)	Chicago,Nashville, Northern California, Savannah	1,933	$86.5	0%	U

Grand Total/Weighted Average		6,608	$314.4	14%

DCT Pro Rata Share (2)		5,599	$266.4

Projected Yield - Development			6.6%

Weighted Average DCT % Ownership of Development Projects as of September 30, 2009 (2)			85.5%

(1)	Includes all signed leases whether or not occupancy has commenced.
(2)	Based on share of equity invested.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF SEPTEMBER 30, 2009

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 9/30/2009
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	1.75%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	1.75%	1.75%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.35%	5.13%	Jan 2011 - Aug. 2025	485,124 (2)
Variable Rate Secured Debt	1.45%	1.45%	October 2011	25,237
Premiums, Net of Amortization				3,361

				513,722

Total Senior Unsecured Notes and Mortgage Notes				1,138,722

Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (3)	1.05%	1.05%	December 2010	—

Total Carrying Value of Debt				$1,138,722

Fixed Rate Debt	5.15%	5.41%		80%
Variable Rate Debt	1.71%	1.71%		20%
Weighted Average Interest Rate	4.47%	4.68%
DCT Share of Unconsolidated Joint Venture Debt (4)
Operating Joint Ventures				$31,817
Development Joint Ventures				62,862

				$94,679

Scheduled Principal Payments of Debt as of September 30, 2009 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes		Unsecured Credit Facility	Total
2009	$—		$1,655		$—	$1,655
2010	300,000	(1)	6,868		—	306,868
2011	50,000		230,235		—	280,235
2012	—		167,354	(2)	—	167,354
2013	175,000		41,147		—	216,147
2014	50,000		3,443		—	53,443
2015	—		44,880		—	44,880
2016	50,000		2,006		—	52,006
2017	—		2,183		—	2,183
2018			2,024			2,024
Thereafter	—		8,566		—	8,566

Total	$625,000		$510,361		$—	$1,135,361

Summary Debt Covenants (5)	As of December 31, 2008
	Threshold	Actual Ratio
Consolidated Leverage Ratio	< 60%	47%
Consolidated Fixed Charge Coverage Ratio	> 1.5 x	2.6 x
Consolidated Unsecured Leverage Ratio	< 60%	44%

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)	DCT has received lender commitments to extend $70 million of mortgage notes maturing in 2012 for 10 years at 6.11%.
(3)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. As of September 30, 2009, this credit facility, which has a $300 million total capacity, was undrawn.

(4)	Based on ownership as of September 30, 2009.
(5)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of September 30, 2009

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	205,942	$5.11	$1,052,364
Operating partnership units outstanding	29,567	$5.11	151,087

Total Equity Market Capitalization			1,203,451

Consolidated debt			1,138,722
Pro rata share of debt related to unconsolidated joint ventures			94,679

Total Debt			1,233,401

Total Market Capitalization			$2,436,852

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			50.6%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net Income (Loss) Attributable to DCT Common Stockholders	$(14,583)	$6,240	$(14,750)	$22,120
Interest expense (3)	13,518	13,339	40,244	39,158
Pro rata share of interest expense from unconsolidated JVs	1,136	798	3,290	1,886
Real estate related depreciation and amortization (3)	28,035	26,665	82,478	85,074
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	1,907	809	6,877	3,187
Income taxes (3)	472	2	2,029	916
Stock-based compensation amortization	3,227	863	5,369	2,458
Noncontrolling interests (3)	(2,473)	1,238	(2,574)	4,507
Loss on business combinations	10,156	—	10,156	—
Non-FFO (gains) losses on dispositions of real estate interests, net	(21)	(4,504)	(676)	(20,595)

Adjusted EBITDA	$41,374	$45,450	$132,443	$138,711

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,518	$13,339	$40,244	$39,106
Interest expense related to financing obligation, net (2)	—	—	—	52
Capitalized interest	1,430	1,991	4,603	5,910
Amortization of loan costs and debt premium/discount	(368)	(87)	(1,036)	131
Pro rata share of interest expense from unconsolidated JVs	1,136	798	3,290	1,886

Total Fixed Charges	$15,716	$16,041	$47,101	$47,085

Fixed Charge Coverage	2.6	2.8	2.8	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.0 million units, unvested Restricted Stock of 0.3 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	As of September 30, 2009, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests.
(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Nine Months Ended September 30, 2009
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$7,844	$13,684	$6,078	$2,388	$17,092
Other income	—	—	—	—	—

Total revenues	7,844	13,684	6,078	2,388	17,092

Expenses:
Real estate taxes	1,052	1,623	974	221	2,088
Rental expenses	630	993	604	278	1,237
Depreciation and amortization	3,424	6,695	3,392	1,054	9,804
General and Administrative	431	61	19	8	571

Total expenses	5,537	9,372	4,989	1,561	13,700
Interest expense	(4,081)	(6,013)	(2,663)	(485)	—
Taxes	(57)	(6)	27	(46)	(14)

Net Income (Loss)	$(1,831)	$(1,707)	$(1,547)	$296	$3,378

Rental revenues	$7,844	$13,684	$6,078	$2,388	$17,092
Rental expenses and real estate taxes	1,682	2,616	1,578	499	3,325

Net Operating Income	$6,162	$11,068	$4,500	$1,889	$13,767

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	96.4%
TRT-DCT JV II	6	1,925	100.0%
TRT-DCT JV III	5	900	96.9%
JP Morgan Venture	14	4,956	97.2%

Total	45	14,101	96.0%

CONSOLIDATED BALANCE SHEETS

As of September 30, 2009

	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total Investment in properties	$125,286		$213,447		$95,333		$31,042		$286,279
Accumulated depreciation and amortization	(17,352)		(24,878)		(10,925)		(1,552)		(24,087)

Net Investment in properties	107,934		188,569		84,408		29,490		262,192
Cash and cash equivalents	302		1,470		1,348		451		1,482
Other Assets	3,298		3,705		1,811		585		1,691

Total Assets	$111,534		$193,744		$87,567		$30,526		$265,365

Secured debt	$95,500	(1)	$134,070	(2)	$55,585	(3)	$12,327	(4)	$—
Other Liabilities	2,427		4,729		1,737		830		4,016

Total Liabilities	97,927		138,799		57,322		13,157		4,016
Members’ Capital	13,607		54,945		30,245		17,369		261,349

Total Liabilities and Members’ Capital	$111,534		$193,744		$87,567		$30,526		$265,365

SCHEDULED DEBT MATURITIES

As of September 30, 2009

	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
2009	$—		$—		$—		$—		$—
2010	—		—		—		—		—
2011	—		—		—		—		—
2012	—		—		—		—		—
2013	—		—		—		—		—
Thereafter	95,500	(1)	134,070	(2)	55,585	(3)	12,327	(4)	—

Total	$95,500		$134,070		$55,585		$12,327		$—

DCT Pro Rata Share	$19,100		$5,170		$6,314		$1,233		$—

(1)	Debt requires interest only payments until 2012 and amortizes thereafter to zero until maturity in 2036 and has a stated interest rate of 5.6%.
(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.

Although the NAREIT definition of FFO predates the guidence for accounting for gains and losses on business combinations under ASC 805-10, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Reconciliation of NOI to Net Income (Loss):
Income (loss) from continuing operations	$(18,279)	$2,466	$(19,919)	$2,730
Income taxes	471	2	2,024	891
Interest income and other	(353)	(259)	(1,254)	(1,260)
Interest expense	13,518	12,966	40,185	38,471
Equity in income (losses) of unconsolidated joint ventures, net	400	(457)	(2,165)	(1,183)
Loss on business combinations	10,156	—	10,156	—
General and administrative	9,081	4,879	21,003	15,844
Real estate related depreciation and amortization	27,805	26,080	81,669	81,699
Institutional capital management and other fees	(701)	(763)	(2,048)	(2,237)

Total net operating income	42,098	44,914	129,651	134,955
Less net operating income - non-same store properties	(1,920)	(740)	(5,115)	(2,361)

Same store net operating income	40,178	44,174	124,536	132,594
Less revenue from lease terminations	(408)	(282)	(1,851)	(597)

Same store net operating income, excluding revenue from lease terminations	39,770	43,892	122,685	131,997
Less straight-line rents, net of related bad debt expense	(73)	(456)	(231)	(2,387)
Add back amortization of above/(below) market rents	263	195	1,001	927

Same store cash net operating income, excluding revenue from lease terminations	$39,960	$43,631	$123,455	$130,537

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.